UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 27, 2010
TOPSPIN MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-144472	510394637

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Global Park 2 Yodfat Street, Third Floor North Industrial Area Lod 71291 Israel	Not Applicable

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 972-8-9200033
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Investment Agreement
On January 27, 2010, TopSpin Medical, Inc., a Delaware corporation (the “Company”) entered into an investment agreement (the “Agreement”) with Medgenesis Partners Ltd., a private company organized under the laws of Israel and controlled by Ascher Shmulewits (the “Investor” and the “Stockholder”, respectively). Under the terms of the Agreement, the Company will issue to the Investor (i) 211,672,857 shares (the “Shares”) of common stock of the Company, par value $0.001 (the “Common Stock”); (ii) a warrant to purchase 122,935,610 shares of Common Stock (the “Investment Warrant”); and (iii) a warrant to purchase 58,064,516 shares of Common Stock (the “Substituted Warrant”, and together with the Shares and the Investment Warrant, the “Securities”) in exchange for (x) payment by the Investor in the amount of $211,673 and (y) the cancellation of a certain warrant issued by the Company to the Stockholder pursuant to a certain agreement, dated February 2, 2009, by and among the Company and the Stockholder and disclosed in the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on February 5, 2009 (the “Cancelled Warrant”) (collectively, the “Transaction”). All the Securities issued in connection with the Agreement will be subject to certain transfer restrictions in compliance with U.S. and Israeli securities laws.
The consummation of the Transaction is subject to several conditions, including (i) the Company’s ability to obtain the necessary approval to amend its certificate of incorporation to increase the Company’s authorized capital stock; (ii) the approval of the Transaction in accordance with Section 328 (b) of the Companies Law, 5759-1999, (iii) the delivery of such instruments as may be required to cancel the Cancelled Warrant and forfeit any of Stockholder’s rights to receive equity securities of the Company in connection therewith; (iv) approval by the Tel Aviv Stock Exchange of registration of the Shares for trade on such exchange; and (v) the receipt of such other approvals as may be required by U.S. securities laws or other applicable laws. In addition, the Agreement provides that the Investor will pay to the Company a non-refundable deposit in the amount of NIS 200,000 (approximately $58,000) on February 1, 2010. The Agreement also contains certain customary representations and warranties, and will terminate, if not consummated or extended by mutual agreement of the parties thereto, on June 30, 2010.
A copy of the Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement.
Consulting Agreement
Also on January 28, 2010, the Company entered into a consulting agreement (the “Consulting Agreement”) with Nichsey F.N. Fatal Ltd., a private company organized under the laws of Israel and controlled by Mr. Fufi Fatal, who serves as a director of the Company (the “Consultant”) with an effective date of March 1, 2010.
Pursuant to the terms of the Consulting Agreement, the Company engages the Consultant to provide certain consulting services to the Company as may reasonably be requested by the Company’s board of directors (the “Board”). The Consultant is required to provide at least 80 hours of services to the Company per month, which services shall be provided solely by Mr. Fatal. In exchange for these services, the Company will pay the Consultant a monthly fee equal to NIS 34,105 (approximately $9,100) beginning on March 1, 2010. In addition to this monthly fee, the Company shall issue to the Consultant (subject to requisite approvals) options to purchase shares of the Common Stock representing ten percent (10%) of issued and outstanding shares of Common Stock immediately preceding such option issuance (the “Consultant Options”). The grant of the Consultant Options is subject to: (i) execution of an investment in the Company by a third party (or, if earlier to occur, a rights offering), and (ii) the increase of the registered share capital of the Company. The Consultant Options shall vest as follows: (i) fifty percent (50%) of the Consultant Options will vest on December 17, 2010, and (ii) the remaining fifty percent (50%) will vest on December 17, 2011. The Consultant Options will expire, if unexercised, on the earlier of the occurrence of a “merger or acquisition event” (as such term is defined in the Consulting Agreement) and the date that is seven (7) years after the date of grant. Unvested Consultant Options will be cancelled and will cease to vest only upon termination of the Consulting Agreement by the Consultant or termination of the Consulting Agreement by the Company for cause. The Consultant Options issued in connection with the Consulting Agreement will be subject to certain transfer restrictions in compliance with U.S. and Israeli securities laws.

The Consulting Agreement contains customary confidentiality and termination provisions, including (without limitation) provisions permitting the Company to terminate the Consulting Agreement in the event that the Consultant neglects its duties under the Consulting Agreement or commits an act of moral turpitude.
A copy of the Consulting Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the Consulting Agreement is qualified in its entirety by reference to the full text of the Agreement.
Item 3.02. Unregistered Sales of Equity Securities.
The contents of Item 1.01 are incorporated herein by reference. The Securities and Consultant Options will be issued pursuant to the exclusion from registration offered under Regulation S under the Securities Act of 1933, as amended.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The contents of Item 1.01, under the heading “Consulting Agreement”, are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Investment Agreement by and among TopSpin Medical, Inc. and Medgenesis Partners Ltd., dated January 27, 2010.

10.2	Consulting Agreement by and among TopSpin Medical, Inc., TopSpin Medical (Israel) Ltd., and Nichsey F.N. Fatal Ltd., dated January 28, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOPSPIN MEDICAL, INC.
Date: February 2, 2010	By:	/s/ Eldad Yehiely
		Name:	Eldad Yehiely
		Title:	Finance Manager

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Investment Agreement by and among TopSpin Medical, Inc. and Medgenesis Partners Ltd., dated January 27, 2010.

10.2	Consulting Agreement by and among TopSpin Medical, Inc., TopSpin Medical (Israel) Ltd., and Nichsey F.N. Fatal Ltd., dated January 27, 2010.